Filed pursuant to Rule 497(e)
File Nos. 002-98772 and 811-04347

GMO TRUST

Amended and Restated Supplement dated December 17, 2012 to the

GMO Trust Class M Shares Prospectus and Statement of Additional Information,

each dated June 30, 2012

GMO U.S. Core Equity Fund, GMO U.S. Growth Fund and GMO International Intrinsic Value Fund

The Board of Trustees of GMO Trust has approved the liquidation of the Class M shares of GMO U.S. Core Equity Fund, GMO U.S. Growth Fund and GMO International Intrinsic Value Fund (each a “Fund” and collectively the “Funds”). It is expected that Class M shares of GMO U.S. Core Equity Fund and GMO U.S. Growth Fund will be liquidated on or about January 31, 2013. It is expected that Class M shares of GMO International Intrinsic Value Fund will be liquidated on or about March 31, 2013. You may redeem from a Fund at any time, but if you are still a shareholder of a Fund on the Class M liquidation date, your investment in the Fund will be liquidated and the proceeds (i.e., an amount equal to the net asset value of your Class M shares as of the close of business on the liquidation date) will be transmitted to you.

The following section is added to the Prospectus:

Multiple Classes Eligibility

Shareholders of Class M shares may convert their Class M shares to any other class of shares currently offered by the same Fund, provided that they satisfy the eligibility requirements for that class. Class M shares will convert into shares of another class on the basis of the relative net asset value of the two classes, without the imposition of any sales load, fee or other charge.

For U.S. federal income tax purposes, the conversion of an investor’s investment from one class of shares of a Fund to another class of shares of the same Fund generally should not result in the recognition of gain or loss in the shares that are converted. Thus, in general, the investor’s tax basis in the new class of shares immediately after the conversion should equal the investor’s basis in the converted shares immediately before the conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

Management of the Trust

Ben Inker and Sam Wilderman are the Senior Members and Co-Directors of the Asset Allocation Division of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), and Thomas Hancock and David Cowan are the Senior Members and Co-Directors of the Quantitative Equity Division of GMO. Previously, Mr. Cowan provided research and portfolio management services to GMO’s quantitative equity portfolios since 2006. All references to the “Senior Members” of the Asset Allocation Division and the Quantitative Equity Division in each Prospectus and each Statement of Additional Information are amended to reflect the foregoing.